                          SUPPLEMENT DATED MAY 24, 2007
                                       TO
                                DAVIS GLOBAL FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2007

The disclosure in the section entitled "Short-Term Trading Fee" has been amended and restated as follows:

SHORT-TERM TRADING FEE. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund)
within 30 days of their purchase. The short-term trading fee is paid to the
Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The short-term trading fee is imposed to the extent that Fund shares redeemed exceed
Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee. The redemption fee is not imposed on:

   (1)   shares redeemed under automatic withdrawal plans;
   (2)   shares redeemed due to death or disability of the shareholder; or
   (3)   shares redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with the
         Distributor for this purpose.